UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

 Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

INVESCO LTD.
_______________________________________________________________________________________________________________________________________________________________________________________________
(Name of Registrant as Specified in Its Charter)
 _______________________________________________________________________________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
____________________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
____________________________________________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:
____________________________________________________________________________
(5)	Total fee paid:
______________________________________________________________________________________________________________________________________________________________________________________

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: _____________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
_____________________________________________________________________________

(3)	Filing Party: _____________________________________________________________________________
(4)	Date Filed:
_____________________________________________________________________________

Reminder to Vote:
Invesco Ltd.
Annual Shareholder Meeting
Dear Colleagues:
The voting deadline for Invesco's 2018 Annual General Meeting of Shareholders is rapidly approaching. Our records indicate that you have not voted your unvested stock awards. It is very important that you vote the unvested stock awarded to you by Invesco as well as any shares you otherwise may own. The process is easy and takes only a few minutes.
This year our shareholders are considering four important proposals. The matters to be voted on, as well as our Board of Directors' recommendations for each proposal, are as follows:

Proposal	Recommendation
Election of nine directors to the Board of Directors	For

Advisory vote regarding the Company's named executive officer compensation	For

Appointment of PricewaterhouseCoopers LLP as auditors	For

Shareholder proposal regarding the elimination of voting standards of greater than a majority cast	No recommendation
Instructions for voting your unvested stock awards:
If you have misplaced your voting information, especially your unique voter identification number known as your "Control Number," please contact our transfer agent, Computershare, at either of the following numbers or email:
Christopher Coleman
Computershare
(201) 680-4431
or
(201) 978-4392
or
christopher.coleman2@computershare.com
You may vote your unvested stock awards online or by telephone at:
www.envisionreports.com/IVZ
or by calling
1-866-641-4276
(outside of the U.S. and Canada call 201-680-6688).

____________________________________________________________________________________________________________________________________________________________________________________________

Instructions for voting your Invesco common shares:
If you own shares in other forms, we urge you to ensure that you have voted them as well. Please contact the broker-dealer where your Invesco shares are held for instructions on how to vote those shares.
Please refer to the Proxy Statement for the 2018 Annual General Meeting of Shareholders for more detailed information on each proposal. The Proxy Statement can be accessed on the Investor Relations page of Invesco's web site at www.invesco.com.
Thank you.